Q1 2015 Earnings Webinar May 6, 2015 Exhibit 99.2

Safe Harbor Language
During today’s call we will be making both historical and forward-looking statements in order to help you better understand our business.  These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies, and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year ended December 31, 2014 and our quarterly reports on Form 10-Q, as well as our earnings press release issued earlier today.
Mattersight Corporation undertakes no obligation to publicly update or revise any forward-looking statements made in this call.  Also, be advised that this call is being recorded and is copyrighted by Mattersight Corporation.

Discussion Topics • Q1 / Recent Business Highlights • Key Operating Metrics • Size of Near-Term Opportunity • Progress Nailing It • Personality-Based Applications • 2015 Outlook • Q&A 3

Q1 / Recent Business Highlights

• Delivered record revenues and strong year-over-year growth
• Achieved solid Q1 bookings
• Continued best-in-class SaaS metrics
• Built out additional proof points that routing is emerging as a large, new software category
• Made progress “nailing it”
• Signed a new line of credit with Silicon Valley Bank (SVB)
• Acquired perpetual right to use PCM ® personality model
• In April, converted a Behavioral Analytics pilot with a very large Telco

Q1 2015 Key Operating Metrics

Measurement Q1 2014 Q1 2015 Change
IACV Total Bookings (Rolling 4 Quarters) $12.9M $17.1M 32%
Annualized Book of Business $32.8M $45.3M 38%
Annualized Revenue $28.1M $37.3M 33%
Annualized Subscription Revenue $24.2M $33.3M 38%
% Subscription Revenues* 84% 88% 400 bps
Subscription Retention %* 98% 98% 0%
Year/Year Net Account Growth* 101% 118% 17%
Gross Margin* 69% 70% 100 bps
Customer Acquisition Cost (CAC) Ratio* 18% 146% 710%
* Rolling 4 Quarters

Revenue and Book of Business Trends 6 Annualized Book of Business ($M)

Cash & Lines of Credit

• New Line of Credit (LOC) with SVB
–
$15M maximum availability
–
Actual availability is based on formula of 3X monthly subscription revenues
–
As of the end of Q1, actual availability was $8.3M
• Q1 Cash
–
Ending Q1 cash was $14.8M, including $7.0M from our line of credit
–
Q1 cash was lower than expected due to $3.4M of customer payments scheduled for Q1
• Forecast Cash + LOC
–
We currently expect the combination of cash plus availability on our line of credit will range between
$15M-$20M throughout the remainder of 2015
• Filed Shelf Registration in Q1
–
Good corporate housekeeping
–
Effective for three years and creates financing flexibility
–
Shelf became effective on April 8 th

Significant Opportunity in Existing Accounts
$215M
$45M
•
Grew Total Account
Opportunity by $40M over
last 4 quarters
•
Expect it to grow by $50M
in Q2
•
In largest account, we are
only 20% penetrated

Progress Nailing It
•
Scaling the Sales Team
–
Q1 added one senior sales manager and one quota carrier
–
Q2 aggressively looking to add sales capacity
•
Scaling Routing
–
Converted two routing pilots in Q1…now 15 for 17
–
Improved ability to deliver
• Genesys certified (now certified on the three largest platforms)
• Aceyus partnership to accelerate delivery for Avaya

Demand for Personality-Based Apps is Building…
• Consumers & call center agents frustrated by mismatches
– 92% of consumers want to pick their ideal agent
– 76% of agents want to pick their ideal customer
• Clients are asking for scientific ways to measure the softer side of conversations
–
“How
a customer feels about the conversation matters twice as much as what actually happens on the call.” Corporate Executive Board
• Personality is an ideal conversation-starter
– “This is absolutely as cool as Mattersight thinks it is.” Drew Kraus, VP Call Center
Research, Gartner

Vision: Leverage Personality-Based Applications
Across Multiple Use Cases
•
Language advertises
personality
•
Passive capture: no surveys
•
Using voice or text, we can discern:
– communication preferences
– psychological needs
– distress triggers
• Deep investment in personality models
and linguistic algorithms
• Currently executing this vision across
Routing, Coaching, Quality, and
Analytics within Call Centers

Reaffirming Outlook for 2015 • 30%-35% total revenue growth • 35%-40% subscription revenue growth • 30%-35% growth in our Book of Business metric 12

Thank You • Kelly Conway – 847.582.7200 – kelly.conway@mattersight.com • David Gustafson – 847.582.7016 – david.gustafson@mattersight.com 13